Exhibit 99.2
First Quarter 2007 April 25, 2007 Earnings Conference Call

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, our failure to successfully implement sales growth initiatives in our FMS business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of certain customers in our SCS business segment, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, the effect of severe weather events, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates and accruals particularly with respect to pension, taxes and revenue, changes in general economic conditions, sudden changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents First Quarter 2007 Results Overview Asset Management Update Earnings Outlook Q & A

1st Quarter Results Overview Earnings per diluted share were $0.84, up 9% from $0.77 in 1Q06 1Q06 included $0.02 one-time benefit from insurance company stock receipt in a prior year Total revenue up 7% (and operating revenue up 6%) reflecting growth in all business segments Fleet Management Solutions (FMS) total revenue up 1% (and operating revenue up 2%) vs. prior year Fuel revenue down 3% Contractual revenue increased 6% Full service lease revenue up 5% and contract maintenance revenue up 14% Commercial rental revenue down 13% FMS net before tax earnings (NBT) up 8% FMS NBT percent of operating revenue up 60 basis points to 11.3% FMS earnings positively impacted by improved lease and contract maintenance results as well as lower pension costs, partially offset by lower commercial rental results and higher sales & marketing costs

1st Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 21% (and operating revenue up 18%) vs. prior year, reflecting new / expanded business and higher volumes SCS net before tax earnings (NBT) up 7% SCS NBT percent of operating revenue down 30 basis points to 3.6% SCS earnings positively impacted by new/expanded business and higher volumes, partially offset by customer startup and shutdown costs Dedicated Contract Carriage (DCC) total revenue remained flat (and operating revenue up 2%) vs. prior year; new/expanded business offset by decreased subcontracted transportation revenue DCC net before tax earnings (NBT) up 22% DCC NBT percent of operating revenue up 130 basis points to 7.6% DCC earnings positively impacted by new and expanded business as well as lower safety and insurance costs

Key Financial Statistics First Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions, Except Per Share Amounts)

Business Segment First Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Our primary measure of segment financial performance excludes restructuring and other (charges)/recoveries, net; however, the applicable portion of the restructuring and other (charges)/recoveries, net that related to each segment was as follows: FMS - ($0.3) and SCS - ($0.2) in 2007; and FMS - $0.1 and SCS - $0.1 in 2006. ($ Millions)

Capital Expenditures First Quarter ($ Millions)

Cash Flow (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment First Quarter ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $198 million as of 3/31/07, $201 million as of 12/31/06, and $221 million as of 3/31/06. (1) Non-GAAP financial measure. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $79 million at 3/31/07, $78 million at 12/31/06 and $117 million at 3/31/06. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents First Quarter 2007 Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only The overall number of used vehicles sold in the first quarter was 6,008, up 12% compared with prior year Retail sales proceeds per unit for tractors and trucks were flat in the first quarter compared with prior year Vehicles no longer earning revenue are 10,509; up 3,650 vs. prior year driven primarily by a higher used truck center inventory 7,285 of these units are held for sale at the used truck centers Commercial rental fleet is down 5% year-over-year

Contents First Quarter 2007 Results Overview Asset Management Update Earnings Outlook Q & A

EPS Forecast (1) Non-GAAP financial measure. Excludes tax changes in 2006. (2) Non-GAAP financial measure. Excludes tax changes and pension charge in 2006. ($ Earnings Per Share) Reaffirming full year 2007 earnings forecast of $4.30 to $4.40 per share Current forecast for EPS is as follows: * Includes $0.01 of restructuring cost for debt retirement.

EPS Forecast ($ Earnings Per Share) Second quarter 2006 reported EPS was as follows: Second quarter reported EPS in 2006 of $1.02 was favorably impacted by a net $0.02 due to the following items: a contract termination benefit of $0.03 earned in 2Q06, partially offset by a litigation settlement cost of $0.01 incurred in 2Q06

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) First Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Supply Chain Solutions (SCS) First Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Dedicated Contract Carriage (DCC) First Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Central Support Services (CSS) First Quarter ($ Millions)

Balance Sheet ($ Millions)

Redeployments Extensions Early Terminations Early Replacements 1Q02 1790 1350 1903 343 1Q03 1322 948 1374 215 1Q04 1356 708 1479 270 1Q05 883 811 1164 441 1Q06 966 858 1035 339 1Q07 779 598 820 845 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (b)

Financial Indicators Forecast (1) (1) Free Cash Flow and Debt to Equity include acquisitions. Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. ($ Millions) Free Cash Flow 1054 835 949 1078 1263 1183 1255 1485 Total Cash Generated (2) 2000 2001 2002 2003 2004 2005 2007 Forecast Midpoint Significant and predictable cash generation Invest in growth Increase assets under management Increase financial leverage 2006 Total Obligations to Equity Ratio (2) Free Cash Flow Total Obligations 3450 2885 2233 1969 1944 2302 2895 2740 Equity 1253 1231 1108 1344 1510 1527 1721 1950 2000 2001 2002 2003 2004 2006 2007 Forecast Midpoint Memo: Assets Under Management 6,928 6,626 6,751 7,301 7,534 8,275 7,030 275% 201% 146% 129% 234% 151% 140% Total Obligations (2) 2005 168% 8,141 $1,760 2006 (444)

Assets Under Management (a) ($ Millions) (a) Assets under management represent the original cost of all vehicles owned and held under lease by Ryder. (b) Excludes impact of foreign exchange movements in 2007.

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of benefits from tax law changes recognized in 2006 and 2005. (4) Represents shareholders' equity adjusted for discontinued operations, accounting changes and the tax benefits in those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. Note: Prior year has been restated to conform with current year presentation ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation ($ Millions) Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position.